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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) GLOBAL ASSET
               ALLOCATION FUND
               ANNUAL REPORT o AUGUST 31, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 40 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 29
Independent Auditors' Report .............................................. 38
Trustees and Officers ..................................................... 41

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

    o information we receive from you on applications or other forms

    o information about your transactions with us, our affiliates, or others, and

    o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
The unprecedented events of September 11 have shaken us all. Yet, as a nation, we have always come together in the face of adversity, and we see this happening everywhere around us again today. Our thoughts and prayers go out to the thousands of people affected by this tragedy. No words can lessen the country's pain and suffering, and words alone cannot provide solace during this time of national mourning. An event of this magnitude cannot help but provide us perspective, and through that perspective, resolve.

While it is too soon to draw conclusions given the uncertainty surrounding the financial markets, we believe it is important for you to know MFS' thoughts and details on how we are responding to this tragedy.

The effects on the financial markets:

o Our financial markets are built on a foundation of confidence. While there are ample reasons for concern today, confidence in the long-term health of the U.S. economy remains warranted. We believe investors who keep a long-term perspective will find their patience justified. The fabric of the U.S. economy is thousands of businesses, and they are still creating, innovating, producing, and persevering through this tragedy. Of course, there may be disruptions in the short term, but we have complete faith in the strength of the U.S. economy over the long haul.

o The U.S. economy historically has proven resilient through a variety of challenges. We are confident it will do so again. While no recent event compares with this national tragedy, the United States has faced major crises before, including wars, oil embargoes, recessions, and a savings and loan crisis. Through it all, the U.S. economy remained the most powerful in the world.

o On September 17, the U.S. Federal Reserve Board (the Fed) cut interest rates for the eighth time this year in an effort to bolster the economy. The Fed also responded quickly and aggressively, in tandem with central banks around the world, to keep the world's monetary system liquid. That will help maintain the stability of our banking system. The public has also remained calm, and there has been no rush to withdraw money on deposit in our financial institutions. While there have been some short-term technological challenges for some financial services companies, the bond markets' reopening on Thursday, September 13, demonstrated the resiliency of our financial markets.

o In light of the Federal Reserve Board's actions, we believe short-term interest rates will remain low and stay significantly below the yields paid by long-term fixed-income securities. There has been a flight to quality, a phenomenon that has occurred many times in the past during periods of uncertainty. Investors naturally shift their money into safer, more highly rated bonds. Concerns about the creditworthiness of some issuers will put pressure on certain sectors of the corporate and high-yield bond markets. But at MFS(R) we believe many companies still have strong balance sheets and solid cash flows. As a result, we think there will be opportunities in the bond markets for selective investors.

o It is too early to determine this tragedy's impact on the nation's gross domestic product (GDP) growth. Economic growth had already slowed significantly during the past 18 months. Corporate earnings, in general, have been weak, and the U.S. equity markets have experienced a prolonged period of poor performance in virtually every sector. Without doubt, before this crisis stock prices had been approaching more reasonable levels. But there still does not appear to be any catalyst on the horizon that could help stock prices rebound quickly. Still, we remain positive because history has demonstrated that no crisis, not even the most severe, has ever stopped the engine that drives the long-term growth of the United States economy.

How MFS is responding:

o Our job as an investment management firm is to keep an eye on the long term and not to overreact to short-term events, even when they are devastating and tragic. In all environments, we continue to apply MFS Original Research(R), our fundamental, bottom-up method of analyzing securities. That is what we have continued to do in the aftermath of this horrific event. Portfolio managers and research analysts from our equity and fixed-income departments are meeting to share information, to discuss the impact of these events on companies and industries, and to determine prudent strategies for responding to the uncertainty in the markets. By thoroughly comprehending the effects of the crisis on individual companies, we believe we can better understand the impact it will have on the economy as a whole.

o While many media outlets have suggested that certain industries, such as airlines and insurance, will be adversely affected, we believe it is better to exercise caution and not rush to quick assessments. As always, situations can be more complex than they initially appear. Speculators will use today's uncertainty to make "bets" on the short-term outcomes of this crisis. At MFS, we believe it is more prudent to proceed with a disciplined approach that focuses on the long term. That is the strategy we continue to maintain for all of our portfolios.

o MFS offers a full complement of domestic and international investment portfolios that pursue a variety of objectives and apply a range of investment styles. During this period of uncertainty, certain portfolios may respond more positively, while others may experience underperformance. But all of our portfolios will remain focused on their stated objectives. We know that our investors have put their money in certain portfolios because they believe in a particular long-term strategy or investment style, and we intend to keep our portfolios true to their stated investment philosophies and disciplines.

At times like these, your investment professional can provide the best analysis on how these events may affect your financial circumstances. At MFS, we remain confident that investors are generally best served, as past crises have demonstrated, when they keep focused on the long term and stay diversified across a variety of investments. We are fully committed to helping you achieve that objective. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     September 18, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Joseph C. Flaherty, Jr.]
      Joseph C. Flaherty, Jr.

Dear Shareholders,
For the 12 months ended August 31, 2001, the fund's Class A shares provided a total return of -14.95%, Class B shares -15.41%, Class C shares -15.41%, and Class I shares -14.63%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to returns over the same period for the fund's benchmarks; -24.08% for the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index, an unmanaged market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world; 12.35% for the Lehman Brothers Aggregate Bond Index, which is an unmanaged index composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA); and 3.92% for the J.P. Morgan Non-dollar Government Bond Index, an unmanaged aggregate of actively traded government bonds issued by 12 countries (excluding the United States), with remaining maturities of at least one year. During the same period, the average global flexible fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -13.72%.

Q.  WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE VERSUS ITS EQUITY
    BENCHMARK?

A. Despite the fund's negative returns during the past 12 months, the portfolio managed to outperform its equity benchmark due in large part to our underweighting in equities, overweighting in bonds, and favorable security selection in the fixed-income component of the portfolio. Our international equity holdings also contributed favorably to performance.

Q.  WHAT FACTORS HURT PERFORMANCE?

A. During a difficult period for equity markets around the world, strong security selection in U.S. bonds in particular provided an important contribution to performance. As declining interest rates provided a significant boost to bond valuations, the fund's exposure to U.S. Treasuries and agency issues helped as these bonds rallied following an aggressive series of interest rate cuts by the Federal Reserve Board. Some of our foreign bond holdings also helped performance, but the negative effect of a surging dollar erased some positive returns for these securities when measured in U.S. dollars. The fund's performance was negatively affected by its growth bias on the U.S. equity side of the portfolio.

Q.  HOW WERE THE FUND'S ASSETS ALLOCATED DURING THE PERIOD?

A. Identifying the best investment opportunities from around the world is at the heart of our stock selection philosophy and process. As a result, the portion of the fund's assets allocated to foreign and domestic equities will vary over time. When we last reported to shareholders in February 2001, the fund's investments in U.S. equities totaled 23.9%. That allocation decreased slightly, to 22.0% at the end of August 2001. More importantly, however, was the increase in European equity holdings, which now stand at 23.2% at the end of the period as compared to 17.9% at the beginning of the period.

Q.  WHAT WAS THE REASON FOR THE INCREASE IN EUROPEAN EQUITY HOLDINGS?

A. The gradual shift in favor of European equities was a byproduct of strategic investments that broadened the fund's exposure across a wide range of sectors and industries including technology, financial services, basic materials, media, and consumer stocks. While the economic slowdown in the United States and abroad resulted in waves of profit warnings from virtually every sector and negative sentiment took stock prices down, the fund's diversification aided performance. In addition, we believe we were fortunate to pick up attractive bargains in a variety of sectors, adding to the portfolio in several high-quality stocks valued below what we consider their long-term worth.

Q.  WHAT'S AN EXAMPLE OF A STOCK YOU LIKED DURING THE PERIOD?

A. Syngenta, the fund's largest holding at the end of the period, is a good example of an opportunity that we feel was initially unappreciated by the market. In our view, investors had little interest in, or knowledge of, the agricultural chemical business, which resulted in weak performance for Syngenta's stock. More importantly, however, we think internal cost-cutting initiatives at the company could generate significant growth in earnings and cash flow over the next couple of years.

Q. LOOKING FORWARD, WHAT DO YOU SEE AS THE OVERALL INVESTMENT STRATEGY FOR THE PORTFOLIO?

A. Given all the uncertainty in the global equity and economic environment, we think the global securities markets could remain volatile for some time until we see signs that the U.S. economy has emerged from its slump. In large part, the local economies of many foreign regions have been reflective of the direction of the U.S. economy. In this environment, we believe the investors who conduct the most extensive research will have the best opportunity to outperform the market. We think one of MFS' strengths is our worldwide team of analysts researching and uncovering what we think are the best investment ideas in the world, and this should benefit the fund going forward.

/s/ Joseph C. Flaherty, Jr.

    Joseph C. Flaherty, Jr.
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
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JOSEPH C. FLAHERTY, JR., IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
(MFS(R)) AND MANAGER OF THE QUANTITATIVE RESEARCH GROUP. HE IS PORTFOLIO MANAGER OF THE GLOBAL ASSET ALLOCATION PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS.

JOE JOINED MFS AS A FIXED-INCOME QUANTITATIVE RESEARCH ASSOCIATE IN 1993 AND WAS NAMED QUANTITATIVE RESEARCH ANALYST AND ASSISTANT VICE PRESIDENT IN 1996. HE BECAME VICE PRESIDENT AND MANAGER OF THE QUANTITATIVE RESEARCH GROUP IN 1998 AND PORTFOLIO MANAGER IN 1999.

HE EARNED A BACHELOR OF SCIENCE DEGREE IN MECHANICAL ENGINEERING FROM TUFTS UNIVERSITY IN 1984 AND AN M.B.A. IN FINANCE FROM BENTLEY COLLEGE IN 1990.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:              SEEKS LONG-TERM TOTAL RETURN THROUGH INVESTMENTS IN
                        EQUITY AND FIXED-INCOME SECURITIES, PLUS LOW SHARE PRICE VOLATILITY AND REDUCED RISK COMPARED TO AN AGGRESSIVE EQUITY/FIXED-INCOME FUND.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JULY 22, 1994

CLASS INCEPTION:        CLASS A  JULY 22, 1994
                        CLASS B  JULY 22, 1994
                        CLASS C  JULY 22, 1994
                        CLASS I  JANUARY 7, 1997

SIZE:                   $162.0 MILLION NET ASSETS AS OF AUGUST 31, 2001

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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, July 22, 1994, through August 31, 2001. Index information is from August 1, 1994.)

           MFS Global       J.P. Morgan
             Asset           Non-Dollar                       Lehman Brothers
           Allocation        Government                          Aggregate
         Fund - Class A      Bond Index     MSCI EAFE Index     Bond Index
7/94        $ 9,525            $10,000           $10,000          $10,000
8/94          9,735              9,945            10,239           10,012
8/95         10,852             11,647            10,320           11,144
8/97         14,339             12,302            12,211           12,762
8/99         15,824             13,920            15,409           14,223
8/01         16,260             13,549            12,847           17,187

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2001

CLASS A
                                                         1 Year      3 Years      5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -14.95%      +15.38%      +31.17%       +70.71%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -14.95%      + 4.89%      + 5.58%       + 7.81%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -18.99%      + 3.20%      + 4.55%       + 7.08%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -15.41%      +13.55%      +27.69%       +63.78%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -15.41%      + 4.33%      + 5.01%       + 7.19%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -18.42%      + 3.50%      + 4.74%       + 7.19%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -15.41%      +13.52%      +27.74%       +64.02%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -15.41%      + 4.32%      + 5.02%       + 7.21%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -16.17%      + 4.32%      + 5.02%       + 7.21%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -14.63%      +15.87%      +32.78%       +72.80%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -14.63%      + 5.03%      + 5.83%       + 8.00%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years         Life*
-------------------------------------------------------------------------------------------------------
Average global flexible portfolio+                      -13.72%      + 6.55%      + 7.78%       + 8.72%
-------------------------------------------------------------------------------------------------------
J.P. Morgan Non-Dollar Government Bond Index#           + 3.92%      + 0.77%      + 1.37%       + 4.38%
-------------------------------------------------------------------------------------------------------
MSCI EAFE Index#                                        -24.08%      + 1.66%      + 2.84%       + 3.60%
-------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index#                   +12.35%      + 6.80%      + 8.18%       + 7.95%
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  * For the period from the commencement of the fund's investment operations, July 22, 1994, through
    August 31, 2001. Index information is from August 1, 1994.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2001

PORTFOLIO STRUCTURE

              International Equity                         34.4%
              Domestic Equity                              31.2%
              U.S. Treasuries                              15.2%
              High Yield Corporates                         7.6%
              International                                 7.4%
              Emerging Markets                              2.1%
              Government Agency                             1.1%
              High Grade Corporates                         1.0%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2001

Stocks - 52.7%
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ISSUER                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 22.0%
  Advertising & Broadcasting - 0.1%
    Lamar Advertising Co., "A"*                                           5,110       $    164,031
--------------------------------------------------------------------------------------------------
  Aerospace - 0.2%
    United Technologies Corp.                                             4,240       $    290,016
--------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    Harley-Davidson, Inc.                                                11,280       $    548,095
--------------------------------------------------------------------------------------------------
  Biotechnology - 0.2%
    Guidant Corp.*                                                        9,950       $    359,394
--------------------------------------------------------------------------------------------------
  Business Machines - 0.4%
    Sun Microsystems, Inc.*                                              22,330       $    255,679
    Texas Instruments, Inc.                                              10,490            347,219
                                                                                      ------------
                                                                                      $    602,898
--------------------------------------------------------------------------------------------------
  Business Services - 0.3%
    BEA Systems, Inc.*                                                    5,630       $     91,037
    Fiserv, Inc.*                                                         1,290             69,879
    VeriSign, Inc.*                                                       7,746            317,974
                                                                                      ------------
                                                                                      $    478,890
--------------------------------------------------------------------------------------------------
  Cellular Phones - 0.3%
    QUALCOMM, Inc.*                                                       2,200       $    129,470
    Sprint Corp. (PCS Group)*                                            13,410            334,982
                                                                                      ------------
                                                                                      $    464,452
--------------------------------------------------------------------------------------------------
  Chemicals - 0.3%
    Air Products & Chemicals, Inc.                                        6,660       $    282,384
    Praxair, Inc.                                                         5,990            281,949
                                                                                      ------------
                                                                                      $    564,333
--------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.2%
    Dell Computer Corp.*                                                  8,710       $    186,220
    Enterasys Networks, Inc.*                                            14,160            143,724
    Riverstone Networks, Inc.*                                            7,265             68,872
                                                                                      ------------
                                                                                      $    398,816
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.3%
    Intuit, Inc.*                                                         7,300       $    275,794
    Microsoft Corp.*                                                      3,360            191,688
                                                                                      ------------
                                                                                      $    467,482
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.3%
    EMC Corp.*                                                           19,010       $    293,894
    Interwoven, Inc.*                                                     7,260             59,169
    TIBCO Software, Inc.*                                                 2,940             25,196
    Yahoo, Inc.*                                                         11,750            139,355
                                                                                      ------------
                                                                                      $    517,614
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.8%
    Extreme Networks, Inc.*                                              12,150       $    194,035
    I2 Technologies, Inc.*                                               10,480             69,797
    Oracle Corp.*                                                        34,400            420,024
    Rational Software Corp.*                                             20,280            291,221
    SunGard Data Systems, Inc.*                                           4,000             94,600
    VERITAS Software Corp.*                                               6,387            183,435
                                                                                      ------------
                                                                                      $  1,253,112
--------------------------------------------------------------------------------------------------
  Conglomerates - 0.7%
    General Electric Co.                                                 26,600       $  1,090,068
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.7%
    Gillette Co.                                                         20,500       $    628,325
    Procter & Gamble Co.                                                  6,900            511,635
                                                                                      ------------
                                                                                      $  1,139,960
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    Jabil Circuit, Inc.*                                                 13,840       $    319,842
--------------------------------------------------------------------------------------------------
  Electronics - 2.8%
    Advanced Micro Devices, Inc.*                                         7,980       $    108,129
    Analog Devices, Inc.*                                                19,500            931,710
    Atmel Corp.*                                                         34,140            327,403
    Brooks Automation, Inc.*                                              4,740            205,479
    Flextronics International Ltd.*                                      21,740            476,976
    General Motors Corp., "H"*                                            6,070            113,205
    Intel Corp.                                                          17,710            495,172
    Intersil Holding Corp.*                                               3,000            112,590
    LSI Logic Corp.*                                                     12,010            243,202
    Maxim Integrated Products, Inc.*                                      5,380            248,610
    Microchip Technology, Inc.*                                           7,900            281,951
    Micron Technology, Inc.*                                              7,100            267,031
    Sanmina Corp.*                                                       11,520            207,475
    SCI Systems, Inc.*                                                    3,650             89,425
    Tektronix, Inc.*                                                     10,010            195,595
    Xilinx, Inc.*                                                         4,400            171,776
                                                                                      ------------
                                                                                      $  4,475,729
--------------------------------------------------------------------------------------------------
  Entertainment - 1.9%
    AOL Time Warner, Inc.*                                               11,200       $    418,320
    Clear Channel Communications, Inc.*                                  18,642            937,133
    Entercom Communications Corp.*                                        2,700            112,941
    Fox Entertainment Group, Inc.*                                       11,940            292,769
    Gemstar-TV Guide International, Inc.*                                 2,910             86,311
    Hispanic Broadcasting Corp.*                                          6,040            124,666
    Univision Communications, Inc., "A"*                                  8,620            257,134
    Viacom, Inc., "B"*                                                   21,706            920,334
                                                                                      ------------
                                                                                      $  3,149,608
--------------------------------------------------------------------------------------------------
  Financial Institutions - 2.4%
    Charles Schwab Corp.                                                 21,560       $    268,638
    Citigroup, Inc.                                                      12,006            549,274
    Fannie Mae                                                            8,290            631,781
    Financial Federal Corp.*                                              9,550            263,103
    FleetBoston Financial Corp.                                          10,480            385,978
    Freddie Mac Corp.                                                    10,030            630,686
    Goldman Sachs Group, Inc.                                             1,600            128,160
    Merrill Lynch & Co., Inc.                                             8,830            455,628
    Morgan Stanley Dean Witter & Co.                                     10,110            539,369
                                                                                      ------------
                                                                                      $  3,852,617
--------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.1%
    PepsiCo., Inc.                                                        2,622       $    123,234
--------------------------------------------------------------------------------------------------
  Healthcare - 0.2%
    HCA Inc.                                                              5,550       $    253,857
--------------------------------------------------------------------------------------------------
  Insurance - 1.5%
    AFLAC, Inc.                                                          16,420       $    451,879
    Allstate Corp.                                                        8,310            281,958
    American International Group, Inc.                                    8,090            632,638
    Arthur J. Gallagher & Co.                                            15,140            401,361
    MetLife, Inc.                                                        14,190            432,795
    The St. Paul Cos., Inc.                                               1,300             54,639
    UnumProvident Corp.                                                   4,910            137,578
                                                                                      ------------
                                                                                      $  2,392,848
--------------------------------------------------------------------------------------------------
  Media - 0.2%
    Westwood One, Inc.*                                                   9,780       $    278,730
--------------------------------------------------------------------------------------------------
  Medical & Health Products - 1.6%
    Allergan, Inc.                                                        3,890       $    281,052
    American Home Products Corp.                                         11,410            638,960
    Eli Lilly & Co.                                                       8,760            680,039
    Pfizer, Inc.                                                         17,047            653,071
    Schering Plough Corp.                                                 8,510            324,486
                                                                                      ------------
                                                                                      $  2,577,608
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.7%
    Applera Corp. - Applied Biosystems Group                             13,625       $    340,761
    Health Management Associates, Inc., "A"*                             21,980            438,501
    HEALTHSOUTH Corp.*                                                    7,220            130,538
    Manor Care, Inc.*                                                     6,770            190,440
                                                                                      ------------
                                                                                      $  1,100,240
--------------------------------------------------------------------------------------------------
  Oils - 0.8%
    Conoco, Inc., "A"                                                    10,150       $    300,948
    Exxon Mobil Corp.                                                     6,560            263,384
    Global Marine, Inc.*                                                  9,710            139,824
    Noble Drilling Corp.*                                                 4,780            130,016
    Santa Fe International Corp.                                         19,150            484,495
    Transocean Sedco Forex, Inc.                                          2,150             62,135
                                                                                      ------------
                                                                                      $  1,380,802
--------------------------------------------------------------------------------------------------
  Pharmaceuticals
    Sepracor, Inc.*                                                       1,700       $     72,281
--------------------------------------------------------------------------------------------------
  Retail - 1.6%
    Best Buy Co., Inc.*                                                   3,460       $    204,071
    Costco Wholesale Corp.*                                               7,660            286,561
    CVS Corp.                                                             4,350            157,078
    Gap, Inc.                                                             6,370            125,171
    Home Depot, Inc.                                                     13,860            636,867
    Lowe's Cos., Inc.                                                     3,780            140,616
    Staples, Inc.*                                                        9,800            147,490
    Target Corp.                                                          6,400            221,760
    Wal-Mart Stores, Inc.                                                14,050            675,102
                                                                                      ------------
                                                                                      $  2,594,716
--------------------------------------------------------------------------------------------------
  Special Products & Services - 0.5%
    Minnesota Mining & Manufacturing Co. (3M)                             8,050       $    838,005
--------------------------------------------------------------------------------------------------
  Supermarket - 0.3%
    Safeway, Inc.*                                                        9,860       $    444,785
--------------------------------------------------------------------------------------------------
  Telecommunications - 1.8%
    AT&T Wireless Services Inc.*                                         13,900       $    215,450
    Allegiance Telecom, Inc.*                                             5,460             67,868
    American Tower Corp., "A"*                                           28,730            415,723
    Charter Communications, Inc.*                                         5,170            104,434
    Cisco Systems, Inc.*                                                 39,620            646,995
    Comverse Technology, Inc.*                                            5,890            148,075
    EchoStar Communications Corp.*                                       34,870            981,939
    NEXTEL Communications, Inc.*                                          7,980             96,398
    NTL, Inc.*                                                           15,618             77,465
    QLogic Corp.*                                                         1,380             41,414
    SBA Communications Corp.*                                             4,630             61,672
    Time Warner Telecom, Inc.*                                            1,310             27,012
    Vignette Corp.*                                                       5,570             38,043
    WorldCom, Inc. - MCI Group                                               24                309
    WorldCom, Inc.*                                                         623              8,012
                                                                                      ------------
                                                                                      $  2,930,809
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    AES Corp.*                                                           10,620       $    351,734
    Calpine Corp.*                                                        2,480             81,890
    Constellation Energy Group, Inc.                                        670             20,113
                                                                                      ------------
                                                                                      $    453,737
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $ 35,578,609
--------------------------------------------------------------------------------------------------
Foreign Stocks - 30.7%
  Australia - 0.9%
    QBE Insurance Group Ltd. (Insurance)*                               252,837       $  1,425,723
--------------------------------------------------------------------------------------------------
  Bermuda - 0.9%
    Accenture Ltd. (Business Services)*                                  14,450       $    215,305
    Tyco International Ltd. (Conglomerate)                               22,960          1,192,772
                                                                                      ------------
                                                                                      $  1,408,077
--------------------------------------------------------------------------------------------------
  Canada - 1.3%
    BCE, Inc. (Telecommunications)                                       38,986       $    964,825
    Canadian National Railway Co. (Railroad)                             20,500            891,750
    Celestica Inc. (Business Services)*                                   5,760            209,664
                                                                                      ------------
                                                                                      $  2,066,239
--------------------------------------------------------------------------------------------------
  Denmark - 0.6%
    Danske Bank (Banks & Credit Cos.)                                    55,300       $    938,650
--------------------------------------------------------------------------------------------------
  Finland - 0.1%
    Nokia Corp., ADR (Telecommunications)                                12,070       $    189,982
--------------------------------------------------------------------------------------------------
  France - 4.8%
    ALSTOM (Transportation)                                              17,170       $    467,084
    Aventis S.A. (Pharmaceuticals)                                        9,500            694,852
    Carrefour S.A. (Supermarket)*                                         6,500            345,791
    Generale de Sante (Healthcare)*                                       7,260            131,071
    Groupe Danone (Food & Beverage Products)                              6,900            938,520
    L'Air Liquide SA (Gas)                                                9,100          1,285,715
    Sanofi-Synthelabo S.A. (Medical & Health Products)                   24,500          1,603,884
    Technip S.A. (Construction)                                           6,600            976,273
    Total Fina Elf S.A., "B" (Oils)                                       8,800          1,300,897
                                                                                      ------------
                                                                                      $  7,744,087
--------------------------------------------------------------------------------------------------
  Germany - 0.5%
    Linde AG (Engineering)                                               20,500       $    875,809
--------------------------------------------------------------------------------------------------
  Israel - 0.1%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                               3,635       $    116,283
    Partner Communications Co. Ltd., ADR (Cellular Phones)*               4,310             23,145
                                                                                      ------------
                                                                                      $    139,428
--------------------------------------------------------------------------------------------------
  Japan - 4.4%
    Asahi Breweries, Ltd. (Beverage Products)                            63,000       $    628,885
    Canon, Inc. (Business Machines)                                      45,000          1,357,089
    Fast Retailing Co. (Retail)                                           6,400            808,693
    Honda Motor Co., Ltd. (Automotive)                                   24,000            867,324
    Murata Manufacturing Co. Ltd. (Electronics)                           3,900            233,258
    NTT DoCoMo, Inc. (Telecommunications)                                    84          1,033,106
    Shionogi & Co., Ltd. (Pharmaceuticals)                               42,000            753,601
    Sony Corp. (Electronics)                                              5,300            236,181
    The Nikko Securities Co., Ltd. (Finance)                             46,000            305,349
    Tokyo Broadcasting System, Inc. (Entertainment)                      52,000          1,007,497
                                                                                      ------------
                                                                                      $  7,230,983
--------------------------------------------------------------------------------------------------
  Netherlands - 4.2%
    Akzo Nobel N.V. (Chemicals)                                          47,100       $  2,084,120
    Elsevier N.V. (Publishing)                                           91,540          1,146,959
    ING Groep N.V. (Financial Services)                                  14,202            448,541
    Koninklijke Philips Electronics N.V. (Electronics)                   19,604            528,666
    Libertel N.V. (Cellular Phones)*                                     63,600            427,624
    Royal Dutch Petroleum Co. (Oils)                                     16,000            907,583
    Royal Dutch Petroleum Co., ADR (Oils)                                 6,070            343,744
    Unilever N.V. (Food & Beverages)                                     14,800            904,330
                                                                                      ------------
                                                                                      $  6,791,567
--------------------------------------------------------------------------------------------------
  Portugal - 0.2%
    Telecel Comunicacoes Pessoais, S.A. (Cellular Phones)                50,000       $    319,827
--------------------------------------------------------------------------------------------------
  Singapore - 0.8%
    DBS Group Holdings Ltd. (Financial Services)                        112,000       $    881,586
    Overseas Union Bank Ltd. (Banks & Credit Cos.)                       90,206            500,137
                                                                                      ------------
                                                                                      $  1,381,723
--------------------------------------------------------------------------------------------------
  South Korea - 0.8%
    Korea Telecom Corp. (Telecommunications)*                             9,300       $    193,347
    Samsung Electronics (Electronics)                                     7,500          1,118,524
                                                                                      ------------
                                                                                      $  1,311,871
--------------------------------------------------------------------------------------------------
  Spain - 0.9%
    Gas Natural SDG S.A. (Gas)                                           37,700       $    711,461
    Iberdrola S.A. (Utilities - Electric)                                61,500            842,654
                                                                                      ------------
                                                                                      $  1,554,115
--------------------------------------------------------------------------------------------------
  Sweden - 0.8%
    Saab AB, "B" (Aerospace)                                            143,200       $  1,325,951
--------------------------------------------------------------------------------------------------
  Switzerland - 3.3%
    Nestle S.A. (Food & Beverage Products)*                               3,200       $    675,259
    Novartis AG (Medical & Health Products)                              54,400          1,984,438
    Syngenta AG (Chemicals)*                                             50,617          2,647,523
                                                                                      ------------
                                                                                      $  5,307,220
--------------------------------------------------------------------------------------------------
  United Kingdom - 5.5%
    Bank of Scotland (Banks & Credit Cos.)*                              36,500       $    452,478
    BOC Group PLC (Chemicals)                                            53,100            790,070
    CGNU PLC (Insurance)*                                                51,021            754,693
    Diageo PLC (Food & Beverage Products)*                              203,564          2,053,680
    NEXT PLC (Retail)                                                    84,600          1,160,511
    Reckitt Benckiser PLC (Consumer Goods & Services)*                   96,800          1,472,596
    Reuters Group PLC (Business Services)                                40,900            461,308
    Standard Chartered PLC (Banks & Credit Cos.)                         38,690            470,079
    Vodafone Group PLC (Telecommunications)*                            637,949          1,273,314
                                                                                      ------------
                                                                                      $  8,888,729
--------------------------------------------------------------------------------------------------
  Scotland - 0.6%
    Royal Bank of Scotland PLC (Banks & Credit Cos.)*                    36,856       $    920,513
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $ 49,820,494
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $86,471,797)                                           $ 85,399,103
--------------------------------------------------------------------------------------------------
Bonds - 37.2%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
U.S. Bonds - 23.4%
  Advertising & Broadcasting - 0.7%
    Lin Television Corp., 8s, 2008##                             $        1,200       $  1,188,000
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.3%
    Simmons Co., 10.25s, 2009                                    $          575       $    546,250
--------------------------------------------------------------------------------------------------
  Container, Forest & Paper Products - 0.6%
    Gaylord Container Corp., 9.75s, 2007                         $          175       $    122,500
    Silgan Holdings, Inc., 9s, 2009                                         900            904,500
                                                                                      ------------
                                                                                      $  1,027,000
--------------------------------------------------------------------------------------------------
  Gaming & Hotels - 0.9%
    HMH Properties, Inc., 8.45s, 2008                            $          225       $    223,875
    Station Casinos, Inc., 8.375s, 2008                                   1,200          1,212,000
                                                                                      ------------
                                                                                      $  1,435,875
--------------------------------------------------------------------------------------------------
  Media - 1.6%
    Adelphia Communications Corp., 9.375s, 2009                   $       1,200       $  1,134,000
    Charter Communications Holdings, 0s to 2004, 9.92s, 2011              2,000          1,410,000
                                                                                      ------------
                                                                                      $  2,544,000
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.8%
    Tenet Healthcare Corp., 8s, 2005                              $       1,200       $  1,284,000
--------------------------------------------------------------------------------------------------
  Oils - 0.9%
    Chesapeake Energy Corp., 8.125s, 2011##                       $       1,200       $  1,164,000
    Pemex Project, 9.125s, 2010##                                           206            218,875
                                                                                      ------------
                                                                                      $  1,382,875
--------------------------------------------------------------------------------------------------
  Telecommunications - 1.1%
    Nextel Communications, Inc., 0s to 2003, 9.95s, 2008          $       1,625       $  1,048,125
    Western Wireless Corp., 10.5s, 2007                                     750            772,500
                                                                                      ------------
                                                                                      $  1,820,625
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 15.2%
    U.S. Treasury Notes, 5.75s, 2010                               $     14,230       $ 15,081,523
    U.S. Treasury Notes, 5s, 2011###                                      9,403          9,452,930
                                                                                      ------------
                                                                                      $ 24,534,453
--------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 1.3%
    FNMA, 7.25s, 2010                                             $       1,933       $  2,153,478
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $ 37,916,556
--------------------------------------------------------------------------------------------------
Foreign Bonds - 13.8%
  Bulgaria - 0.4%
    National Republic of Bulgaria, 4.563s, 2024                EUR          735       $    589,838
--------------------------------------------------------------------------------------------------
  Chile - 0.2%
    Hqi Transelec Chile S.A., 7.875s, 2011##                     $          360       $    370,541
--------------------------------------------------------------------------------------------------
  Germany - 2.5%
    Federal Republic of Germany, 4.75s, 2008                        EUR   4,301       $  3,968,337
--------------------------------------------------------------------------------------------------
  Mexico - 0.2%
    United Mexican States, 8.375s, 2011                          $          208       $    212,992
    United Mexican States, 8.125s, 2019                                     190            180,880
                                                                                      ------------
                                                                                      $    393,872
--------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    United Pan Europe, 10.875s, 2009 (Media)                      $       1,200       $    336,000
--------------------------------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 9.625s, 2011                             $          637       $    664,072
--------------------------------------------------------------------------------------------------
  Peru - 0.2%
    Republic of Peru, 4s, 2017                                   $          560       $    356,517
--------------------------------------------------------------------------------------------------
  Qatar - 0.3%
    State of Qatar, 9.75s, 2030##                                $          400       $    465,500
--------------------------------------------------------------------------------------------------
  Russia - 0.3%
    Russian Federation, 11.75s, 2003                             $          388       $    405,945
--------------------------------------------------------------------------------------------------
  South Korea - 0.1%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)##            $          136       $    147,560
--------------------------------------------------------------------------------------------------
  United Kingdom - 9.0%
    Colt Telecom Group PLC, 8.875s, 2007
      (Telecommunications)                                          DEM   1,000       $    348,420
    OTE PLC, 6.125s, 2007 (Cellular Phones)##                       EUR     980            916,963
    Telewest Communications PLC, 9.625s, 2006 (Cable
      Television)                                                $          550            426,250
    United Kingdom Treasury, 6.75s, 2004                            GBP   1,389          2,124,232
    United Kingdom Treasury, 7.25s, 2007                                  5,059          8,221,665
    United Kingdom Treasury, 5.75s, 2009                                  1,662          2,538,012
                                                                                      ------------
                                                                                      $ 14,575,542
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $ 22,273,724
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $60,260,311)                                            $ 60,190,280
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 10.9%
--------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 9/04/01                   $          327       $    326,899
    Citigroup, Inc., due 9/04/01                                          2,064          2,063,367
    Edison Asset Securitization LLC, due 9/04/01                          4,004          4,002,769
    General Electric Capital Corp., due 9/04/01                           3,689          3,687,869
    New Center Asset Trust, due 9/04/01                                   2,905          2,904,107
    Prudential Funding Corp., due 9/04/01                                   386            385,881
    UBS Finance, Inc., due 9/04/01                                        4,231          4,229,695
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $ 17,600,587
--------------------------------------------------------------------------------------------------
Call Options Purchased
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Brazilian Real/April/2.54 (Premiums Paid, $160,637)        BRL        7,556       $     43,129
--------------------------------------------------------------------------------------------------

Put Options Purchased - 0.3%
--------------------------------------------------------------------------------------------------
    Brazilian Real/April/2.54                                  BRL        7,556       $    305,462
    Japanese Yen/October/125                                      JPY 1,237,892             18,568
    Japanese Yen/November/120                                         1,587,059            168,228
    Japanese Yen/November/125                                           754,013             21,867
--------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $602,031)                                 $    514,125
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $165,095,363)                                     $163,747,224
--------------------------------------------------------------------------------------------------

Put Options Written - (0.3)%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE                         (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
    Brazilian Real/April/2.54                                      BRL    7,556       $   (305,462)
    Japanese Yen/November/120.00                                  JPY 1,587,059           (168,228)
    Japanese Yen/November/125.00                                        754,013            (21,866)
    Japanese Yen/October/125.00                                       1,237,892            (18,569)
--------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $951,848)                               $   (514,125)
--------------------------------------------------------------------------------------------------

Call Options Written
--------------------------------------------------------------------------------------------------
    Brazilian Real/April/2.54 (Premiums Received,
      $54,736)                                                     BRL    7,556       $    (43,129)
--------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (0.8)%                                                 (1,250,313)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $161,939,657
--------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
### Security segregated as collateral for open futures.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

  AUD  =  Australian Dollars                  GBP  =  British Pounds
  BRL  =  Brazilian Peso                      JPY  =  Japanese Yen
  DEM  =  German Marks                        NZD  =  New Zealand Dollars
  DKK  =  Danish Kronor                       SEK  =  Swedish Kronor
  EUR  =  Euro                                SGD  =  Singapore Dollars

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
AUGUST 31, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $165,095,363)           $163,747,224
  Investments of cash collateral for securities loaned,
    at value and identified cost                                     2,879,399
  Foreign currency, at value (identified cost, $184,109)               186,256
  Net receivable for forward foreign currency exchange
   contracts to purchase                                             1,458,644
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                     120,712
  Receivable for daily variation margin on open futures                130,734
  Receivable for fund shares sold                                       18,916
  Receivable for investments sold                                      499,587
  Interest and dividends receivable                                    718,904
  Other assets                                                           3,297
                                                                  ------------
      Total assets                                                $169,763,673
                                                                  ------------
Liabilities:
  Net payable for forward foreign currency exchange
    contracts to sell                                             $  1,620,112
  Net payable for forward foreign currency exchange contracts
    subject to master netting agreements                             1,562,660
  Payable to custodian                                                 157,647
  Payable for fund shares reacquired                                   361,308
  Payable for investments purchased                                    560,830
  Collateral for securities loaned, at value                         2,879,399
  Written options outstanding, at value (premiums
    received, $1,006,584)                                              557,254
  Payable to affiliates -
    Management fee                                                       2,719
    Distribution and service fee                                         3,829
    Administrative fee                                                       6
  Accrued expenses and other liabilities                               118,252
                                                                  ------------
      Total liabilities                                           $  7,824,016
                                                                  ------------
Net assets                                                        $161,939,657
                                                                  ============

Net assets consist of:
  Paid-in capital                                                 $171,163,598
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                 (4,648,251)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                   (7,046,194)
  Accumulated undistributed net investment income                    2,470,504
                                                                  ------------
      Total                                                       $161,939,657
                                                                  ============
Shares of beneficial interest outstanding                          11,122,073
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $63,234,903 / 4,332,389 shares of
     beneficial interest outstanding)                              $14.60
                                                                   ======
  Offering price per share (100 / 95.25 of net asset
    value per share)                                               $15.33
                                                                   ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $80,863,033 / 5,561,980 shares
     of beneficial interest outstanding)                           $14.54
                                                                   ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $17,841,619 / 1,227,697 shares
     of beneficial interest outstanding)                           $14.53
                                                                   ======
Class I shares:
  Net asset value per share
    (net assets of $102.19 / 7.102 shares of
     beneficial interest outstanding)                              $14.39
                                                                   ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
-----------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2001
-----------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                     $  5,572,101
    Dividends                                                       1,194,987
    Foreign taxes withheld                                           (128,314)
                                                                 ------------
      Total investment income                                    $  6,638,774
                                                                 ------------
  Expenses -
    Management fee                                               $  1,146,049
    Trustees' compensation                                             39,800
    Shareholder servicing agent fee                                   191,008
    Distribution and service fee (Class A)                            358,601
    Distribution and service fee (Class B)                            985,753
    Distribution and service fee (Class C)                            207,126
    Administrative fee                                                 27,107
    Custodian fee                                                     131,038
    Printing                                                           48,041
    Postage                                                            22,634
    Auditing fees                                                      33,941
    Legal fees                                                          8,289
    Miscellaneous                                                     167,037
                                                                 ------------
      Total expenses                                             $  3,366,424
    Fees paid indirectly                                              (23,192)
                                                                 ------------
      Net expenses                                               $  3,343,232
                                                                 ------------
        Net investment income                                    $  3,295,542
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $(12,475,110)
    Written option transactions                                     1,560,536
    Futures contracts                                               3,193,546
    Foreign currency transactions                                   4,335,892
                                                                 ------------
      Net realized loss on investments and foreign
        currency transactions                                    $ (3,385,136)
                                                                 ------------
  Change in unrealized appreciation (depreciation)  -
    Investments                                                  $(28,716,737)
    Written options                                                   546,947
    Futures contracts                                              (1,361,423)
    Translation of assets and liabilities in foreign
      currencies                                                   (2,506,716)
                                                                 ------------
      Net unrealized loss on investments and foreign
        currency translation                                     $(32,037,929)
                                                                 ------------
        Net realized and unrealized loss on investments
          and foreign currency                                   $(35,423,065)
                                                                 ------------
          Decrease in net assets from operations                 $(32,127,523)
                                                                 ============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                            2001                       2000
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                 $   3,295,542              $   4,305,284
  Net realized gain (loss) on investments and foreign
    currency transactions                                                  (3,385,136)                27,173,702
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                  (32,037,929)                10,685,506
                                                                        -------------              -------------
    Increase (decrease) in net assets from operations                   $ (32,127,523)             $  42,164,492
                                                                        -------------              -------------
Distributions declared to shareholders -
  From net investment income (Class A)                                  $  (2,814,788)             $  (3,184,009)
  From net investment income (Class B)                                     (3,432,259)                (4,107,829)
  From net investment income (Class C)                                       (714,014)                  (795,422)
  From net investment income (Class I)                                             (5)                    (1,100)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                        (5,265,048)                      --
  From net realized gain on investments and foreign
    currency transactions (Class B)                                        (7,465,486)                      --
  From net realized gain on investments and foreign
    currency transactions (Class C)                                        (1,556,672)                      --
  From net realized gain on investments and foreign
    currency transactions (Class I)                                                (8)                      --
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                          (554,208)                      --
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                          (785,831)                      --
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                          (163,858)                      --
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                                (1)                      --
                                                                        -------------              -------------
    Total distributions declared to shareholders                        $ (22,752,178)             $  (8,088,360)
                                                                        -------------              -------------
Net decrease in net assets from fund share transactions                 $  (7,649,792)             $ (35,007,342)
                                                                        -------------              -------------
      Total decrease in net assets                                      $ (62,529,493)             $    (931,210)
Net assets:
  At beginning of year                                                    224,469,150                225,400,360
                                                                        -------------              -------------
At end of year (including accumulated undistributed net
investment income of $2,470,504 and $3,978,868,
respectively)                                                           $ 161,939,657              $ 224,469,150
                                                                        =============              =============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                               2001             2000             1999             1998             1997
----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year               $19.37           $16.67           $16.36           $18.75           $17.68
                                                  ------           ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                        $ 0.33           $ 0.41           $ 0.40           $ 0.47           $ 0.46
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                   (3.05)            3.01             1.51            (0.69)            2.19
                                                  ------           ------           ------           ------           ------
      Total from investment operations            $(2.72)          $ 3.42           $ 1.91           $(0.22)          $ 2.65
                                                  ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.66)          $(0.72)          $(0.66)          $(0.72)          $(0.40)
  From net realized gain on investments
    and foreign currency transactions              (1.26)            --              (0.94)           (1.45)           (1.18)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   (0.13)            --               --               --               --
                                                  ------           ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(2.05)          $(0.72)          $(1.60)          $(2.17)          $(1.58)
                                                  ------           ------           ------           ------           ------
Net asset value - end of year                     $14.60           $19.37           $16.67           $16.36           $18.75
                                                  ======           ======           ======           ======           ======
Total return(+)                                   (14.95)%          20.81%           12.29%           (1.72)%          15.67%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                        1.45%            1.43%            1.44%            1.44%            1.43%
  Net investment income                             2.04%            2.23%            2.38%            2.57%            2.51%
Portfolio turnover                                   121%             144%             184%             127%             128%
Net assets at end of year (000 Omitted)          $63,245          $83,280          $79,908          $97,007         $111,959

(S) The investment adviser and the distributor voluntarily waived a portion of their management fee and distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:
      Net investment income                                                                                           $ 0.45
      Ratios (to average net assets):
        Expenses##                                                                                                      1.46%
        Net investment income                                                                                           2.48%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charges had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                               2001             2000             1999             1998             1997
----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year               $19.30           $16.60           $16.31           $18.70           $17.63
                                                  ------           ------           ------           ------           ------
Income from investment operations# -
  Net investment income                           $ 0.25           $ 0.32           $ 0.32           $ 0.38           $ 0.36
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                   (3.05)            3.00             1.48            (0.69)            2.19
                                                  ------           ------           ------           ------           ------
      Total from investment operations            $(2.80)          $ 3.32           $ 1.80           $(0.31)          $ 2.55
                                                  ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.57)          $(0.62)          $(0.57)          $(0.63)          $(0.30)
  From net realized gain on investments
    and foreign currency transactions              (1.26)            --              (0.94)           (1.45)           (1.18)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   (0.13)            --               --               --               --
                                                  ------           ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(1.96)          $(0.62)          $(1.51)          $(2.08)          $(1.48)
                                                  ------           ------           ------           ------           ------
Net asset value - end of year                     $14.54           $19.30           $16.60           $16.31           $18.70
                                                  ======           ======           ======           ======           ======
Total return                                      (15.41)%          20.20%           11.67%           (2.23)%          15.01%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                        1.95%            1.93%            1.94%            1.94%            1.98%
  Net investment income                             1.54%            1.72%            1.91%            2.06%            1.96%
Portfolio turnover                                   121%             144%             184%             127%             128%
Net assets at end of year (000 Omitted)          $80,876         $117,422         $121,009         $147,882         $166,865
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                               2001               2000             1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of period             $19.29             $16.59           $16.29           $18.67           $17.62
                                                  ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment income                           $ 0.25             $ 0.31           $ 0.32           $ 0.38           $ 0.36
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                   (3.05)              3.01             1.49            (0.70)            2.18
                                                  ------             ------           ------           ------           ------
      Total from investment operations            $(2.80)            $ 3.32           $ 1.81           $(0.32)          $ 2.54
                                                  ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.57)            $(0.62)          $(0.57)          $(0.61)          $(0.31)
  From net realized gain on investments
    and foreign currency transactions              (1.26)              --              (0.94)           (1.45)           (1.18)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   (0.13)              --               --               --               --
                                                  ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(1.96)            $(0.62)          $(1.51)          $(2.06)          $(1.49)
                                                  ------             ------           ------           ------           ------
Net asset value - end of year                     $14.53             $19.29           $16.59           $16.29           $18.67
                                                  ======             ======           ======           ======           ======
Total return                                      (15.41)%            20.20%           11.65%           (2.21)%          15.06%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                        1.95%              1.93%            1.94%            1.94%            1.96%
  Net investment income                             1.54%              1.72%            1.93%            2.06%            2.00%
Portfolio turnover                                   121%               144%             184%             127%             128%
Net assets at end of year (000 Omitted)          $17,844            $23,767          $24,438          $37,248          $58,074
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED AUGUST 31,
                                                                                                                PERIOD ENDED
                                             ----------------------------------------------------------           AUGUST 31,
                                                   2001            2000            1999            1998                1997*
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $19.15          $16.63          $16.34          $18.74               $17.56
                                                 ------          ------          ------          ------               ------
Income from investment operations# -
  Net investment income                          $ 0.43          $ 0.33          $ 0.48          $ 0.57               $ 0.28
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                  (3.05)           3.01            1.50           (0.70)                1.16
                                                 ------          ------          ------          ------               ------
      Total from investment operations           $(2.62)         $ 3.34          $ 1.98          $(0.13)              $ 1.44
                                                 ------          ------          ------          ------               ------
Less distributions declared to shareholders -
  From net investment income                     $(0.75)         $(0.82)         $(0.75)         $(0.82)              $(0.26)
  From net realized gain on investments and
    foreign currency transactions                 (1.26)           --             (0.94)          (1.45)                --
  In excess ofnet realized gain on
    investments and foreign currency
    transactions                                  (0.13)           --              --              --                   --
                                                 ------          ------          ------          ------               ------
      Total distributions declared to
        shareholders                             $(2.14)         $(0.82)         $(1.69)         $(2.27)              $(0.26)
                                                 ------          ------          ------          ------               ------
Net asset value - end of period                  $14.39          $19.15          $16.63          $16.34               $18.74
                                                 ======          ======          ======          ======               ======
Total return                                     (14.63)%         20.40%          12.73%          (1.21)%               8.22%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                       0.95%           0.99%           0.94%           0.94%                0.97%+
  Net investment income                            2.68%           1.93%           2.84%           3.07%                3.43%+
Portfolio turnover                                  121%            144%            184%            127%                 128%
Net assets at end of period (000 Omitted)          --  +++         --  +++          $45             $35                  $34
  * For the period from the inception of Class I shares, January 7, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Asset Allocation Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2001, the value of securities loaned was $3,707,797. These loans were collateralized by U.S. Treasury securities of $989,520 and cash of $2,879,399 which was invested in the following short-term obligations:

                                                                               SHARES               VALUE
-----------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at amortized cost             2,731,649          $2,731,649
UBS Warburg LLC                                                               147,750             147,750
                                                                                               ----------
  Total investments of cash collateral for securities loaned                                   $2,879,399
                                                                                               ==========

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective September 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $23,024 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $168 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments, futures, and amortization and accretion on debt securities.

During the year ended August 31, 2001, accumulated undistributed net investment income increased by $2,157,160, and accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $2,157,160 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,225 for the year ended August 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $13,738 for the year ended August 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $12,502 for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,586 and $26,661 for Class B and Class C shares, respectively, for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2001, were $189, $138,550, and $1,839 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES             SALES
-----------------------------------------------------------------------------
U.S. government securities                     $ 38,968,972      $ 55,247,662
                                               ------------      ------------
Investments (non-U.S. government securities)   $170,215,297      $174,472,130
                                               ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $167,788,395
                                                                 ------------
Gross unrealized appreciation                                    $  8,521,815
Gross unrealized depreciation                                     (12,562,986)
                                                                 ------------
    Net unrealized depreciation                                  $ (4,041,171)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                               YEAR ENDED AUGUST 31, 2001                YEAR ENDED AUGUST 31, 2000
                                        ---------------------------------         ---------------------------------
                                              SHARES               AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                  904,422         $ 14,758,646            1,699,499         $ 31,019,656
Shares issued to shareholders in
  reinvestment of distributions              483,322            7,894,501              154,764            2,840,580
Shares reacquired                         (1,354,545)         (22,242,124)          (2,348,488)         (42,806,593)
                                        ------------         ------------         ------------         ------------
    Net increase (decrease)                   33,199         $    411,023             (494,225)        $ (8,946,357)
                                        ============         ============         ============         ============

Class B shares
                                               YEAR ENDED AUGUST 31, 2001                YEAR ENDED AUGUST 31, 2000
                                        ---------------------------------         ---------------------------------
                                              SHARES               AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                  366,737         $  6,008,363              538,910         $  9,966,349
Shares issued to shareholders in
  reinvestment of distributions              642,116           10,464,509              196,070            3,585,300
Shares reacquired                         (1,532,372)         (24,529,995)          (1,937,422)         (35,355,885)
                                        ------------         ------------         ------------         ------------
    Net decrease                            (523,519)        $ (8,057,123)          (1,202,442)        $(21,804,236)
                                        ============         ============         ============         ============

Class C shares
                                               YEAR ENDED AUGUST 31, 2001                YEAR ENDED AUGUST 31, 2000
                                        ---------------------------------         ---------------------------------
                                              SHARES               AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                  295,730         $  4,942,917              155,065         $  2,920,775
Shares issued to shareholders in
  reinvestment of distributions              115,867            1,886,528               31,294              572,472
Shares reacquired                           (416,073)          (6,833,145)            (427,005)          (7,699,996)
                                        ------------         ------------         ------------         ------------
    Net decrease                              (4,476)        $     (3,700)            (240,646)        $ (4,206,749)
                                        ============         ============         ============         ============

Class I shares
                                               YEAR ENDED AUGUST 31, 2001                YEAR ENDED AUGUST 31, 2000
                                        ---------------------------------         ---------------------------------
                                              SHARES               AMOUNT               SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                     --           $       --                    237         $      3,937
Shares issued to shareholders in                --
  reinvestment of distributions                 --+                     8                   63                1,097
Shares reacquired                               --                   --                 (3,028)             (55,034)
                                        ------------         ------------         ------------         ------------
    Net increase (decrease)                     --+          $          8               (2,728)        $    (50,000)
                                        ============         ============         ============         ============

+Number of shares was less than 1.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $1,354 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                      NUMBER OF      PREMIUMS
                                                      CONTRACTS      RECEIVED
-------------------------------------------------------------------------------
Outstanding, beginning of year                               11   $ 1,123,017
Options written                                              29     3,221,740
Options terminated in closing transactions                  (19)   (1,661,568)
Options exercised                                            (9)     (917,014)
Options expired                                              (7)     (759,591)
                                                            ---   -----------
Outstanding end of year                                       5   $ 1,006,584
                                                            ===   ===========

At August 31, 2001, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                       CONTRACTS TO                           CONTRACTS       APPRECIATION
              SETTLEMENT DATE       DELIVER/RECEIVE   IN EXCHANGE FOR          AT VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
SALES                 9/17/01  AUD        3,580,412       $ 1,854,653       $ 1,886,100        $   (31,447)
                     04/30/02  BRL        5,959,826         2,200,586         2,113,169             87,417
                      9/17/01  DKK        8,323,819           945,459         1,016,094            (70,635)
                      9/17/01  EUR       16,589,549        14,069,247        15,069,283         (1,000,036)
                      9/17/01  GBP        3,143,939         4,361,196         4,561,982           (200,786)
                      9/17/01  SEK       24,535,970         2,230,928         2,353,733           (122,805)
                      9/17/01  SGD        5,158,482         2,862,642         2,964,952           (102,310)
                                                          -----------       -----------        -----------
                                                          $28,524,711       $29,965,313        $(1,440,602)
                                                          ===========       ===========        ===========
PURCHASES             9/17/01  AUD          800,000       $   417,880       $   421,427        $     3,547
                      4/30/02  BRL        5,959,826         2,203,264         2,113,169            (90,095)
                      9/17/01  EUR       19,499,431        16,457,520        17,712,503          1,254,983
                      9/17/01  JPY      359,426,639         2,921,099         3,031,376            110,277
                      9/17/01  NZD           20,256             8,435             8,857                422
                                                          -----------       -----------        -----------
                                                          $22,008,198       $23,287,332        $ 1,279,134
                                                          ===========       ===========        ===========

At August 31, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $3,396 with Merrill Lynch, and $117,316 with UBS Warburg, and a net payable of $976,495 with CS First Boston, and $586,165 with Deutsche Bank.

At August 31, 2001, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

                                                                      UNREALIZED
                                                                    APPRECIATION
DESCRIPTION                EXPIRATION   CONTRACTS     POSITION    (DEPRECIATION)
--------------------------------------------------------------------------------
DJ Euro Stoxx          September 2001         195         Long      $  (992,484)
FTSE 100 Index         September 2001          41        Short         (108,195)
Japanese Government
Bonds                  September 2001           1         Long           (2,268)
Nikkei 225             September 2001          18        Short          180,943
S&P 500 Index          September 2001          37         Long         (974,605)
S&P 500 Barra Growth
Index                  September 2001          55        Short          773,625
S&P 500 Barra Value
Index                  September 2001          66         Long       (1,025,250)
                                                                    -----------
                                                                    $(2,148,234)
                                                                    ===========

At August 31, 2001, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and Shareholders of MFS Global Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Asset Allocation Fund (the fund), including the schedule of portfolio investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Asset Allocation Fund at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                  ERNST & YOUNG LLP

Boston, Massachusetts
October 5, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------
IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

THE FUND HAS DESIGNATED $15,791,112 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2001.

FOR THE YEAR ENDED AUGUST 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 6.36%.
--------------------------------------------------------------------------------

MFS(R) GLOBAL ASSET ALLOCATION FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - Principal, Robb                   State Street Bank and Trust Company
Associates (corporate financial consultants);
President, Benchmark Consulting Group, Inc.              AUDITORS
(office services)                                        Ernst & Young LLP

Arnold D. Scott* - Senior Executive Vice                 INVESTOR INFORMATION
President and Director, MFS Investment                   For information on MFS mutual funds, call your
Management                                               investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman and Chief                  business day from 9 a.m. to 5 p.m. Eastern time
Executive Officer, MFS Investment Management             (or leave a message anytime).

J. Dale Sherratt+ - President, Insight                   INVESTOR SERVICE
Resources, Inc. (acquisition planning                    MFS Service Center, Inc.
specialists)                                             P.O. Box 2281
                                                         Boston, MA 02107-9906
Ward Smith+ - Private Investor
                                                         For general information, call toll free:
INVESTMENT ADVISER                                       1-800-225-2606 any business day from 8 a.m. to
Massachusetts Financial Services Company                 8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired
                                                         individuals, call toll free: 1-800-637-6576 any
DISTRIBUTOR                                              business day from 9 a.m. to 5 p.m. Eastern
MFS Fund Distributors, Inc.                              time. (To use this service, your phone must be
500 Boylston Street                                      equipped with a Telecommunications Device for
Boston, MA 02116-3741                                    the Deaf.)

CHAIRMAN AND PRESIDENT                                   For share prices, account balances, exchanges,
Jeffrey L. Shames*                                       or stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
PORTFOLIO MANAGER                                        touch-tone telephone.
Joseph C. Flaherty, Jr.*
                                                         WORLD WIDE WEB
TREASURER                                                www.mfs.com
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) GLOBAL ASSET ALLOCATION FUND                             -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U. S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
                                                                     MFS
500 Boylston Street                                             -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                               MWA-2 10/01  26M  88/288/388/888